Exhibit 99.1
AIMCO Boston Property Tour July 14, 2010

Aimco Introduction Aimco Has a Simple Business Strategy Own and operate 100,000 B/B+ quality apartments Well located in Opportunistic 20 largest U.S. redevelopment markets Finance with property-level, non-recourse, long-dated, fixed-rate and amortizing debt

Capital Concentrated in 20 Target Markets Aimco targets a 90% investment in Conventional properties and 10% in Affordable properties. At the end of 2009, 88% of Aimco’s total capital was invested in Conventional properties. Conventional portfolio is concentrated in 20 target markets. % Aimco Conventional Property NAV Conventional properties: Los Angeles13% Washington — NoVA — MD11% South Florida8% Boston7% Chicago7% San Diego6% Philadelphia5% Manhattan4% Phoenix4% Orange County4% Top 10 markets71% Other target markets17% Total target markets88% Non-target markets12%

Aimco Owns High Quality Assets 1Q 2010 Average Rents AimcoREIS+ / - Aimco Target Markets1Q 2010 Average Rents as % of Market in Aimco Target Markets Los Angeles$ 2,001$ 1,338 + 50% Seattle1,194946 + 26%90% — 100%100% — 110% 110% — 120% 120% Philadelphia1,216973 + 25% South Florida1,2481,020 + 22%Home PropertiesAimcoEquity Residential AvalonBay Chicago1,101975 + 13%EssexUDR Atlanta842748 + 13%Camden San Jose1,4811,400 + 6% Orange County1,5001,445 + 4% Jacksonville773753 + 3% Dallas — Fort Worth706736 -4% Denver785786 -0% Houston679717 -5%Aimco asset quality in East Bay1,1971,251 -4% Tampa724779 -7%its target markets, as Suburban New York / New Jersey1,1891,422 — 16% San Diego1,1901,271 -6%measured by rents Phoenix613675 -9% Washington — NoVA — MD1,1941,356 — 12%relative to local Orlando726808 — 10%market averages, is Manhattan2,3592,667 — 12% San Francisco1,4591,720 — 15%comparable to Boston1,1631,598 — 27% Camden and Essex Total Aimco Target Markets$ 1,119$ 1,099 + 2% Total Aimco Non-Target Markets$ 773$ 789 — 2% Total Aimco Markets$ 1,034$ 1,024 + 1%

Opportunistic Redevelopment Redevelopment Investment ($M) $350$319 $300 $243 $250$204$180 $200 $150 $100$56 $50 $0 2005 2006 2007 2008 2009 Aimco has invested approximately $1 billion in its portfolio over the last five years through opportunistic redevelopment of assets in quality locations. At the end of 2009, Aimco’s portfolio included 53 properties that were redeveloped between 2003 and 2009. We have a pipeline of redevelopment opportunities that we are prepared to execute upon as market conditions allow.

Financing Strategy Aimco Debt Structure Recourse bank Other debtborrowings 1%1% Non-recourse Preferred stock property debt 13% 85% Aimco has an enterprise-wide weighted-average maturity of 8.1 years, 30% longer than our apartment peer average. Aimco leverage is approximately 64%, compared to apartment peer leverage that ranges from 50% to 60%. Aimco’s leverage carries less refunding and refinancing risk than peer weighted-average leverage due to Aimco’s longer WAM. AIMCO

# Boston Market Overview

| | Market Data | | | US Avg. |
|---|---|---|---|---|
| | 1Q 2010 | 1Q 2009 | Variance | 1Q 2010 |
| Effective Rents | $1,598 | $1,645 | -2.9% | $967 |
| Occupancy | 93.5% | 93.6% | -0.1% | 92.0% |
| Unemployment Rate | 8.4% | 6.8% | 1.6% | 9.7% |
| Median Home Value ('000) | $334 | $308 | 8.5% | $170 |
| Single-Family Permits | 3,706 | 2,629 | 41.0% | 1,574,000 |
| Multifamily Permits (Units) | 1,864 | 4,852 | -61.6% | 329,000 |
| Median Household Income ('000) | $74 | $74 | -0.4% | 52 |
| Rent as a % of Median HH Income | 25.9% | 26.6% | -0.7% | 22.3% |



Boston Market - Rent & Occupancy Trends (REIS)
Rate
$1,650
$1,640
$1,630
$1,620
$1,610
$1,600
$1,590
$1,580
$1,570
100.0%
99.0%
98.0%
97.0%
96.0%
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
Effective Rate
Occupancy



Boston Market - Projected Rent & Occupancy Trends (REIS)
Rate
$1,800
$1,750
$1,700
$1,650
$1,600
$1,550
$1,500
100.0%
99.0%
98.0%
97.0%
96.0%
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
2010
2011
2012
2013
2014
Effective Rate
Occupancy

AIMCO

7

Aimco Boston Prttfolio AIMCO9

Aimco Boston Portfolio Aimco Conventional Portfolio Same Store Redevelopment Total/Avg Total Properties 12-12 Total Units 4,250-4,250 1Q 2010 Average Rent $ 1,163n/a$ 1,163 1Q 2010 Rent as % of Market -27%n/a-27% 1Q 20104Q 2009 GAV (Aimco Share in $M) Year Built/Avg Units Redev Category Rent ADO* Same Store RedevTotal$/Share Conventional properties on today’s tour Bayberry Hill Estates4241971Same Store Sales $ 1,289 96.9% Georgetown2071969Same Store Sales $ 1,230 97.2% Granada721968Same Store Sales $ 1,238 98.8% Royal Crest Estates North Andover5881970Same Store Sales $ 1,323 96.6% Vantage Pointe961987Same Store Sales $ 1,563 97.7% Total/Avg1,387$ 1,311 97.0%$ 187$-$ 187$ 1 Other Conventional Boston properties Bay Ridge at Nashua4121984/2009Same Store Sales $ 1,127 95.1% Royal Crest Estates (Marlboro)4731970Same Store Sales $ 1,090 95.1% Royal Crest Estates (Nashua)9021970Same Store Sales $ 1,039 95.3% Talbot Woods1211972Same Store Sales $ 1,081 95.6% Waterford Village5881971Same Store Sales $ 1,052 97.4% Waverly Apartments1031970Same Store Sales $ 1,709 98.3% Wexford Village2641974Same Store Sales $ 1,052 97.5% Total/Avg2,863$ 1,090 96.0%$ 325$-$ 325$ 3 Grand Total/Avg4,250$ 1,163 96.3%$ 512$-$ 512$ 4 Total Aimco 73,234$ 1,034 95.5%$ 7,936$ 63 *Average Daily Occupancy AIMCO 10

Georgetown & Granada Apartments

Georgetown

Year Built/Redeveloped		1969
Aimco Ownership %		100%
No. of Units		207
Average Unit Size (SF)		876
1Q 2010 ADO		97.2%
1Q 2010 Average Rent	$	1,230
1Q 2010 Average Rent PSF	$	1.40

Unit Description	# of Units	% of Mix
1BR / 1BA	99	48%
2BR / 1BA	108	52%
Total	**207**	**100%**

Granada

Year Built/Redeveloped		1968
Aimco Ownership %		100%
No. of Units		72
Average Unit Size (SF)		878
1Q 2010 ADO		98.8%
1Q 2010 Average Rent	$	1,238
1Q 2010 Average Rent PSF	$	1.41

Unit Description	# of Units	% of Mix
Studio	8	11%
1BR / 1BA	40	56%
2BR / 2BA	24	33%
Total	**72**	**100%**

Community Features:

- Swimming pool, tennis court
- Fitness center
- Detached garage
- Barbecue area
- Laundry facility
- Broadband internet access
- Pet friendly
- Extra storage
- Near public transportation

Unit Features:

- Upgraded kitchen and features
- High ceilings
- Washer / dryer
- Walk-in closets
- Balcony / patio

AIMCO 10

Bayberry Hill Estates Apartments # of _____ % of Year Built/Redeveloped1971 Unit Description Units Mix Aimco Ownership %100%Studio 6014% No. of Units4241BR / 1BA10625% Average Unit Size (SF)9362BR / 1BA61% 1Q 2010 ADO96.9%2BR / 2BA22854% 1Q 2010 Average Rent$ 1,2893BR / 2BA246% 1Q 2010 Average Rent PSF$1.38Total424100% Community Features: Unit Features: Gated entrance Upgraded kitchen Swimming pool, tennis court Walk-in closets Fitness center Stackable washer / dryer Clubhouse Detached garage / covered parking Laundry facility Broadband internet access Extra storage Pet friendly AIMCO 12

Royal Crest Estates North Andover Year Built/Redeveloped1970 Aimco Ownership %100% # of _____ % of No. of Units588 Unit Description Units Mix Average Unit Size (SF)1,1732BR / 1BA9416% 1Q 2010 ADO96.6%2BR / 2BA38666% 1Q 2010 Average Rent$ 1,3233BR / 2BA10818% 1Q 2010 Average Rent PSF$1.13Total588100% Community Features: Unit Features: Gated entrance Upgraded kitchen and bath Swimming pool, basketball court, sand volleyball, Washer / dryer tennis court Walk-in closets Clubhouse and fitness center Balcony / patio Detached garage / covered parking High ceilings Broadband internet access Spacious Closets Laundry facility Pet friendly Extra storage AIMCO 13

Loring Towers Apartments


LORING TOWERS

Year Built/Redeveloped	1973/2008
Aimco Ownership %	100%
No. of Units	250
1Q 2010 ADO	80.0%
1Q 2010 Average Rent	$ 980

Community Features:
- ❑ Tennis court, basketball court
- ❑ Clubhouse
- ❑ Courtesy patrol
- ❑ Playground
- ❑ Laundry facility

Unit Features:
- ❑ Updated kitchen and bath
- ❑ New energy-saving GE appliances
- ❑ Breakfast bar

❑ Aimco completed a $6 million redevelopment of the property in December 2008, which was funded in part by the sale of tax credits. Redevelopment included:

- Window replacement
- Roof replacement
- Elevator modernization
- Replace hot water heaters
- HVAC upgrades
- Building entrance improvements
- New kitchen cabinets, countertops, faucets & disposals, flooring
- New bathroom vanities, sinks, tubs, toilets and faucets, flooring
- New appliances as needed
- Replace apartment interior carpet as needed

Use Restrictions	# of Units	% of Area Median Income
One bedroom	11	30%
One bedroom	94	60%
Two bedroom	14	30%
Two bedroom	131	60%

AIMCO 13

Vantage Pointe Apartments Year Built/Redeveloped1987 Aimco Ownership %100% No. of Units96 # of _____ % of Average Unit Size (SF)1,298 Unit Description Units Mix 1Q 2010 ADO97.7%1BR / 1BA11% 1Q 2010 Average Rent$ 1,5632BR / 2BA9599% 1Q 2010 Average Rent PSF$1.20Total96100% Community Features: Unit Features: Gated entrance Spacious eat-in kitchen Swimming pool, tennis court Washer / dryer Clubhouse Balcony / patio Parking — garage, attached Pet friendly Extra storage AIMCO 15

AIMCO Boston Property Tour July 14, 2010